Report of Independent Auditors


To the Board of Trustees of
Brandes Investment Trust

In planning and performing our
audit of the financial statements
of Brandes Institutional
International Equity Fund for
the year ended October 31,
2002, we considered its internal
control, including control
activities for safekeeping
securities, in order to determine
our auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply with
the requirements of Form N-
SAR, and not to provide
assurance on the internal
control.

The management of Brandes
Institutional International Equity
Fund is responsible for
establishing and maintaining
internal control.  In fulfilling
this responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of
controls.  Generally, controls
that are relevant to an audit
pertain to the entity's objective
of preparing financial
statements for external purposes
that are fairly presented in
conformity with accounting
principles generally accepted in
the United States.  Those
controls include the
safeguarding of assets against
unauthorized acquisition, use or
disposition.

Because of inherent limitations
in internal control, errors or
fraud may occur and not be
detected. Also, projection of any
evaluation of internal control to
future periods is subject to the
risk that it may become
inadequate because of changes
in conditions or that the
effectiveness of the design and
operation may deteriorate.

Our consideration of internal
control would not necessarily
disclose all matters in internal
control that might be material
weaknesses under standards
established by the American
Institute of Certified Public
Accountants.  A material
weakness is a condition in
which the design or operation of
one or more of the specific
internal control components
does not reduce to a relatively
low level the risk that errors or
fraud in amounts that would be
material in relation to the
financial statements being
audited may occur and not be
detected within a timely period
by employees in the normal
course of performing their
assigned functions.  However,
we noted no matters involving
internal control and its
operation, including controls for
safekeeping securities, that we
consider to be material
weaknesses as defined above at
October 31, 2002.

This report is intended solely for
the information and use of the
board of trustees and
management of Brandes
Institutional International Equity
Fund and the Securities and
Exchange Commission and is
not intended to be and should
not be used by anyone other
than these specified parties.





December 13, 2002